                                                                     EXHIBIT 1.1

                                                                    DRAFT 6/8/95


                          COMMUNITY BANK SYSTEM, INC.


                                [750,000] SHARES

                    COMMON STOCK, PAR VALUE $1.25 PER SHARE

                             UNDERWRITING AGREEMENT

                                                                 June [  ], 1995

M.A. Schapiro & Co., Inc.
First Albany Corporation
 c/o M.A. Schapiro & Co., Inc.
 One Chase Manhattan Plaza
 New York, New York 10005

Ladies and Gentlemen:

          COMMUNITY BANK SYSTEM, INC., a Delaware bank holding company (the "Company"), located at 5790 Widewaters Parkway, DeWitt, New York, hereby confirms its agreement with M.A. Schapiro & Co., Inc. and First Albany Corporation (the "Underwriters"). The term "Company" shall be deemed to include all subsidiaries and affiliates of the Company. The Company's common stock, par value $1.25 per share, is herein referred to as the "Common Stock."

                                   SECTION 1


                               SALE OF SECURITIES

          The Company proposes to issue and sell to the Underwriters up to [750,000] shares of Common Stock (the "Firm Shares"). In addition, for the sole purpose of covering over-allotments in connection with the sale of the Firm Shares, the Company proposes to issue and sell to the Underwriters, at the option of the Underwriters, up to an aggregate of an additional 112,500 shares of Common Stock (the "Additional Shares"). It is understood and agreed that the Company has reserved up to [40,000] Firm Shares (collectively, the "Reserved Shares") for sale by the Company to certain directors, officers and employees of Community Bank, National Association (the "Bank") directly or indirectly through certain employee benefit plans sponsored by the Company. The Company shall deliver a written notice to the Underwriters no later than 9:00 a.m., New York time, on the date of this Agreement setting forth the number of Reserved Shares subscribed for by officers, directors and employees of the Bank. Such Reserved Shares shall not be subject to this Agreement. The Firm Shares and any Additional Shares purchased by the Underwriters are herein referred to as the "Shares". The Shares are more fully described in the Registration Statement referred to below.

                                   SECTION 2


                 REPRESENTATIONS AND WARRANTIES OF THE COMPANY

          In order to induce the Underwriters to enter into this Agreement, the Company hereby represents and warrants to, and agrees with, the Underwriters that:

          2.1  Registration Statement and Prospectus.

          A Registration Statement on Form S-2 (File No. 33-58539) in respect of the Shares, including the related Prospectus, copies of which have heretofore been delivered by the Company to the Underwriters, has been prepared by the Company in conformity with the requirements of the Securities Act of 1933, as amended (the "Act"), and the rules and regulations ("Rules and Regulations") of the Securities and Exchange Commission (the "Commission") thereunder, and such Registration Statement has been filed with the Commission under the Act; and the Company may file one or more amendments to such Registration Statement, including the final Prospectus, copies of which will be promptly delivered to the Underwriters. As used in this Agreement, the term "Registration Statement" refers to and means such Registration Statement on Form S-2 in the form heretofore delivered to the Underwriters and all amendments thereto, including the Prospectus, all exhibits, schedules and financial statements included therein, and all documents incorporated by reference therein, as it became effective and including the information contained in the form of Prospectus filed with the Commission pursuant to Rule 424(b) under the Act and deemed by virtue of Rule 430A under the Act to be part of the Registration Statement at the time it was declared effective and, in the event of any amendment thereto after the effective date, such term shall also mean (from and after the effective date of such amendment), such Registration Statement as so amended. The term "Prospectus" refers to and means the final Prospectus first filed pursuant to Rule 424(b) under the Act and, in the event of any supplement or amendment after the effective date, such term shall also mean (from and after the effective date of such supplement or amendment) such Prospectus as so supplemented or amended; and the term "Preliminary Prospectus" refers to and means any prospectus filed with the Commission pursuant to Rule 424(a) under the Act and included in such Registration Statement before it becomes effective.
The terms "effective date" and "effective" refer to the date and time the Commission declares the Registration Statement effective pursuant to Section 8 of the Act.

          2.2  Effectiveness and Accuracy of Registration Statement and
Prospectus.

          The Registration Statement has been declared effective by the Commission. No other document with respect to such Registration Statement or document incorporated by reference therein has been filed or transmitted for filing with the Commission other than (i) the Annual Report on Form 10-K and the Annual Report to Stockholders, each for the year ended December 31, 1994, (ii) the Quarterly Report on Form 10-Q for the quarter ended March 31, 1995, (iii) the Quarterly Report on Form 10-Q for the quarter ended March 31, 1995, as
amended on Form 10-Q/A and (iv) a Report on Form 8-K filed [       ] [  ], 1995.
The Commission has not issued any order preventing or suspending the effectiveness of the Registration Statement or the use of any Preliminary Prospectus or

Prospectus with respect to the Shares and no proceeding for that purpose has been initiated or threatened by the Commission. Each Preliminary Prospectus, including the documents incorporated by reference therein, has conformed in all material respects with the requirements of the Act and the applicable Rules and Regulations and did not include at the time of filing any untrue statement of a material fact or omit to state a material fact necessary to make the statements therein not misleading. When the Registration Statement became effective and on the Closing Date and the Additional Closing Date (each as defined below), the Registration Statement and Prospectus, including the documents incorporated by reference therein, and any further amendments or supplements thereto, conformed and will conform to the requirements of the Act and the Rules and Regulations, contained and will contain all statements which are required to be stated therein in accordance with the Act and the Rules and Regulations for the purposes of the proposed public offering of the Shares, and neither the Registration Statement nor the Prospectus, including the documents incorporated by reference therein, included or will include any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein not misleading; provided, however,
                                                            --------  -------
the Company does not make any representations or warranties as to information contained in or omitted from the Registration Statement or the Prospectus in reliance upon and in conformity with written information relating to the Underwriters furnished by the Underwriters to the Company, specifically for use in the preparation of the Registration Statement as set forth in Section 12.4 hereof. The documents incorporated by reference in the Registration Statement, each Preliminary Prospectus and the Prospectus, when they became effective, were filed with the Commission or amended, as the case may be, conformed in all respects with the requirements of the Act or the Securities Exchange Act of 1934, as amended (the "Exchange Act"), as applicable, and the rules and regulations of the Commission thereunder, and none of such documents contained an untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

          2.3  Financial Statements.

          The Company's financial statements and related notes thereto as set forth in the Registration Statement and Prospectus present fairly the financial position of the Company and the results of its operations and the changes in its stockholders' equity at the respective dates and for the respective periods to which they apply; such financial statements have been prepared in accordance with generally accepted accounting principles consistently applied throughout the periods concerned except as otherwise stated therein and the other financial and statistical information and data set forth in the Registration Statement and the Prospectus is accurately presented and prepared on a basis consistent with such financial statements and the books and records of the Company.

          2.4  Forward-Looking and Other Information.

          All statements in the Registration Statement and the Prospectus that
(i) contain or are derived from a projection of revenues, income (loss), earnings (loss) per share, capital expenditures, dividends, capital structure or other financial items, (ii) relate to management's plans and objectives for future operations or (iii) contain generally projections, forecasts or other forward-looking information, including, without limitation, the statements, dollar amounts, percentages and other financial information contained in the Prospectus under the headings "Prospectus Summary -- Pending Acquisition," "Prospectus Summary -- Potential Disposition," "Risk Factors -- Negative Effect of Acquisition on Regulatory Capital," "Risk Factors -- Investment of Acquired Funds and Impact on Net Interest Margin," "Risk Factors -- Possible Inability to Dispose of Branches and Related Deposits," "The Acquisition -- Terms and Conditions of the Acquisition," "The Acquisition -- Reasons for the Acquisition," "The Acquisition -- Potential Disposition," "The Acquisition -- Unaudited Pro Forma Financial Information," "The Acquisition -- Impact of the Acquisition on Operating Performance," "The Acquisition -- Impact of the Acquisition on Operating Performance Assuming Intended Potential Disposition" and "Certain Regulatory Considerations -- Federal Deposit Insurance Corporation Improvement Act of 1991" were made by the Company with a reasonable basis and disclosed in good faith. All such statements represent the Company's best available estimate and judgment as to the future financial performance of the Company based on the assumptions disclosed in the Registration Statement and the Prospectus, which assumptions reflect the Company's best available estimates of the events, contingencies and circumstances described therein. The Company is not aware of any presently existing facts or circumstances that could adversely affect the reasonableness of such assumptions. The market share data under the heading "Business -- Competition" and the information in the table under the heading "Security Ownership of Certain Beneficial Owners and Management" are true and accurate in all material respects.

          2.5  Independent Public Accountant.

          Coopers & Lybrand L.L.P., which has audited and rendered an opinion on certain of the financial statements filed or to be filed with the Commission as part of the Registration Statement and Prospectus, are independent certified public accountants within the meaning of the Act and the Rules and Regulations.

          2.6  No Material Adverse Change.

          Subsequent to the date of the latest audited financial statements included in the Registration Statement and Prospectus and prior to the Closing Date, (i) there shall not be any material adverse change, or, to the Company's knowledge, any development involving a prospective material adverse change, in or affecting the general affairs, management, financial position, stockholders' equity or results of operations of the Company or in the business or proposed business of the Company; (ii) there shall not have been any material transaction entered into by the Company other than transactions in the ordinary course of business; (iii) the Company shall not have incurred any material obligations, contingent or otherwise, which are not disclosed in the Prospectus; (iv) there shall not have been nor will there be any change in the capital stock or long-term debt (except current payments) of the Company other than issuance under the Company's Dividend Reinvestment Plan and exercises under outstanding stock options; and (v) the Company shall not have sustained any material loss or interference with its business from any labor dispute or court or governmental action, order or decree.

          2.7  No Defaults.

          Except as set forth in the Prospectus, the Company is not (i) in violation of its certificate of incorporation or bylaws, (ii) in violation of any law, ordinance, administrative or governmental rule or regulation applicable to the Company or of any order of any court or governmental agency or body having jurisdiction over the Company, which might result in any material adverse change in the condition (financial or otherwise), the business or prospects of the Company, or (iii) in default in the performance of any obligation, agreement or condition contained in any bond, debenture, note or other evidence of indebtedness or in any agreement, indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company is a party or by which the Company or any of its properties may be bound. The execution and delivery of this Agreement, the issue and sale of the Shares and compliance with all the terms of this Agreement, and the consummation of the transactions contemplated herein, will not conflict with or result in a breach or violation of any of the terms, conditions or provisions of, or constitute a default under, the certificate of incorporation or bylaws of the Company, any bond, debenture, note or other evidence of indebtedness or any agreement, indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company is a party or by which the Company or any of its properties or assets is bound, or any existing law, statute, order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Company or any of its properties or result in the imposition of any lien, charge or encumbrance upon any property or asset of the Company. The consent, approval, authorization, order, registration or qualification of any court or governmental instrumentality, agency or body is not required for the consummation of the transactions herein contemplated except such as have been obtained for the registration of the Shares under the Act or the Exchange Act, or under the blue sky or securities laws of any state or jurisdiction. Except as set forth in the Prospectus, the Company owns, possesses or has obtained all governmental and other (including those obtainable from third parties) licenses, permits, certifications, registrations, approvals or consents and other authorizations (collectively, "Permits") necessary to own or lease, as the case may be, and to operate its properties, whether tangible or intangible, where the failure to own or possess such Permits might result in any material adverse change in the condition (financial or otherwise), the business or prospects of the Company, and to conduct any of the business or operations of the Company as presently conducted and all such Permits are outstanding and in good standing, and there are no proceedings pending or threatened, or any basis therefor, seeking to cancel, terminate or limit such Permits and, except as described in the Prospectus, such Permits contain no restrictions that are materially burdensome to the Company.

          2.8  Incorporation and Standing.

          (a) The Company is and at the Closing Date (as defined below) will be duly incorporated and validly existing in good standing under the laws of the State of Delaware, with authorized and outstanding capital stock as set forth in the Registration Statement and the Prospectus, and with full power and authority (corporate and other) to own or lease its properties and conduct its business, present and proposed, as described in the Registration Statement and Prospectus and is duly qualified and in good standing as a foreign corporation in each jurisdiction in which it owns or leases real property or transacts business requiring such qualification, if any.

          (b) The Company has no subsidiaries other than Community Bank, National Association (the "Bank") and a currently inactive nonbanking subsidiary. All of the authorized and outstanding capital stock of the Bank is owned by the Company. The Bank is and at the Closing Date (as defined below) will be duly incorporated and validly existing in good standing under the laws of the United States, with full power and authority (corporate and other) to own or lease its properties and conduct its business, present and proposed, as described in the Registration Statement and Prospectus and is duly qualified and in good standing as a foreign corporation in each jurisdiction in which it owns or leases real property or transacts business requiring such qualification, if any.

          2.9  Power and Authority.

          The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by the Company of its obligations under this Agreement had been duly and validly authorized by all requisite corporate acts of the Company, and this Agreement constitutes the legal, valid and binding agreement of the Company enforceable against the Company in accordance with its terms. The Company has full power and authority to authorize, issue and sell the Shares as contemplated by this Agreement, free of any preemptive rights.

          2.10  Legality of Outstanding Securities.

          The outstanding securities of the Company have been duly and validly authorized and issued and are fully paid and non-assessable, are free of any preemptive or similar rights, and conform to all statements with regard thereto contained in the Registration Statement and Prospectus. No sales of securities have been made by the Company in violation of the provisions of the Act, the Exchange Act or state securities laws. The authorized capital stock of the Company conforms to the description thereof in the Registration Statement and the Prospectus; the authorized and outstanding capital stock of the Company is as set forth under the caption "Capitalization" in the Prospectus; no holder of any securities of the Company has any right to require registration of any securities of the Company without the consent of the Underwriters because of the filing of the Registration Statement or the consummation of the transactions contemplated thereby and there are no outstanding options, warrants or other rights calling for the issuance of, and there are no commitments or arrangements to issue, any shares of capital stock of the Company or any security convertible into or exchangeable or exercisable for capital stock of the Company, except for share purchase rights for each outstanding share of Common Stock pursuant to the Stockholder Protection Rights Plan of the Company as described in "Description Of Capital Stock -- Rights Plan" in the Prospectus. The offers and sales of all outstanding securities were at all relevant times either registered under the Act and the applicable state securities or blue sky laws or exempt from such registration requirements. All of the outstanding shares of the Bank have been duly authorized and validly issued, are fully paid and non-assessable and are owned beneficially by the Company free from any security interest, lien, adverse claim or other encumbrance.

          2.11  Legality of Shares.

          The Shares have been duly and validly authorized and, when issued and delivered against payment therefor as provided in this Agreement, will be duly and validly issued, fully paid and non-assessable. The Shares, upon issuance, will not be subject to the preemptive rights of any shareholders of the Company. The Shares will conform to all statements and descriptions with regard thereto in the Registration Statement and Prospectus.

          2.12  Litigation.

          Except as set forth in the Registration Statement and Prospectus, there is and at the Closing Date there will be no action, suit or proceeding before any court or governmental agency, authority or body pending or threatened which might result in judgments against the Company or the Bank not adequately covered by insurance or which collectively might result in any material adverse change in the condition (financial or otherwise), the business or the prospects of the Company or the Bank, or could materially adversely affect the properties or assets of the Company or the Bank.

          2.13  Finder.

          There are no claims for services in the nature of a finder's fee with respect to the sale of the Shares hereunder resulting directly or indirectly from the acts of the Company or its agents or affiliates for which the Underwriters may be responsible.

          2.14  Exhibits.

          There are no contracts or other documents which are required by the Act or by the Rules and Regulations to be filed as exhibits to the Registration Statement which have not been so filed and each written contract to which the Company is a party and to which reference is made in the Prospectus has been duly and validly executed, is in full force and effect in accordance with its respective terms, and, except as set forth in the Prospectus, none of such contracts has been assigned by the Company; and, except as set forth in the Prospectus, the Company knows of no present fact, condition or act which could prevent compliance with the terms of such contracts, as amended to date. Except for amendments or modifications of such contracts in the ordinary course of business, the Company has no intention of exercising any right which it may have to cancel any of its obligations under any of such contracts, and has no knowledge that any other party to any of such contracts has any intention not to render full performance under such contracts. None of the provisions of such contracts or documents violates any existing applicable law, rule, regulation, judgment, order or decree of any governmental agency or court having jurisdiction over the Company or any of its assets or businesses.

          2.15  Tax Returns.

          The Company has filed all foreign, federal, state and local tax returns which are required to be filed by it and has paid all taxes shown on such returns and on all assessments received by it to the extent such taxes have become due. All taxes with respect to which the Company is obligated have been paid or adequate accruals have been made to cover any such unpaid taxes.

          2.16  Property.

          Except as otherwise set forth in or contemplated by the Registration Statement and Prospectus, the Company has good and marketable title, free and clear of all liens, encumbrances and defects, except liens for current taxes not due and payable, to all property and assets which are described in the Registration Statement and the Prospectus as being owned by the Company and all the properties described in the Prospectus as being held under lease by the Company are held thereby under valid, existing and enforceable leases, except to the extent that any such liens, encumbrances or defects would not have a material adverse effect on the condition (financial or otherwise), business or prospects of the Company, and do not interfere with the use made and proposed to be made of such property by the Company.

          2.17  Not An Investment Company.

          The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

          2.18  Accounting Controls.

          The Company maintains a system of internal accounting controls sufficient to provide reasonable assurances that (i) transactions are executed in accordance with management's general or specific authorization; (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with generally accepted accounting principles and to maintain accountability for assets; (iii) access to assets is permitted only in accordance with management's general or specific authorization; and (iv) the recorded accountability for assets is compared with existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

          2.19  Certain Payments.

          To the best knowledge of the Company, after reasonable investigation, neither the Company nor any employee or agent of the Company has made any payment of funds of the Company or received or retained any funds in violation of any law, rule or regulation which payment, receipt or retention of funds is of a character required to be disclosed in the Prospectus.

          2.20  Form S-2.

          The conditions for use of Form S-2, set forth in the General Instructions thereto, have been satisfied by the Company.

          2.21  Purchase and Assumption Agreement.

          The Company and the Bank have all requisite power and authority to execute, deliver and perform their respective obligations under the Purchase and Assumption Agreement dated December 6, 1994 among the Company, the Bank and The Chase Manhattan Bank, N.A., as amended (the "P&A Agreement"); the execution, delivery and performance by the Company and the Bank of their respective obligations under the P&A Agreement have been duly and validly authorized by all requisite corporate acts of the Company and the Bank, and the P&A Agreement constitutes the legal, valid and binding agreement of the Company and the Bank, enforceable against them in accordance with its terms. The execution and delivery of the P&A Agreement and the consummation of the transactions contemplated thereby, will not conflict with or result in a breach or violation of any of the terms, conditions or provisions of, or constitute a default under, the certificate of incorporation or bylaws of the Company or the Bank, any bond, debenture, note or other evidence of indebtedness or any agreement, indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or the Bank is a party or by which the Company or the Bank or any of their respective properties or assets is bound, or any existing law, statute, order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Company or the Bank or any of their respective properties or result in the imposition of any lien, charge or encumbrance upon any property or asset of the Company or the Bank. All consents, approvals, authorizations, orders, registrations, filings and qualifications of or with any court or governmental body or agency required for the execution and delivery of the P&A Agreement by the Company and the Bank, the performance of their respective obligations under, and the consummation of the transactions contemplated by the P&A Agreement have been obtained or made and are in full force and effect.

                                   SECTION 3


                            PURCHASE OF FIRM SHARES

          3.1  Purchase, Sale and Delivery of the Firm Shares.

          On the basis of the representations, warranties, covenants and agreements herein contained, but subject to the terms and conditions herein set forth, the Company agrees to sell to each Underwriter and each Underwriter agrees, severally and not jointly, to purchase from the Company, the respective number of Firm Shares set forth in Schedule I hereto opposite the name of such
Underwriter at a purchase price of $[     ] per Share.

          Delivery of certificates and payment of the purchase price for the Firm Shares shall be made at the offices of Cadwalader, Wickersham & Taft, 100 Maiden Lane, New York, New York 10038, or such other location as shall be agreed upon by the Underwriters and the Company. Such delivery and payment shall be made at 10:00 A.M., New York time, on the fourth business day following
(i) the date the Registration Statement becomes effective or (ii) if the Prospectus omits certain information by virtue of Rule 430A on the date the Registration Statement becomes effective, the date of the filing of the form of Prospectus under Rule 424(b) containing such omitted information, unless in either case such time and date are postponed in accordance with the provisions hereof, or at such other time as shall be agreed upon by the Underwriters and the Company. The time and date of such delivery and payment are herein called the "Closing Date." Delivery of the certificates for the Firm Shares shall be made to the Underwriters for their account against payment of the purchase price as herein above described, by certified or official bank check or checks payable to the order of the Company in New York Clearing House funds.

          Certificates for the Firm Shares shall be registered in such name or names and in such denominations as the Underwriters may request in writing at least two full business days prior to the Closing Date. The Company will permit the Underwriters to examine and package such certificates for delivery at the office of M.A. Schapiro & Co., Inc. at least one full business day prior to the Closing Date.

          3.2  Underwriters' Option to Purchase Additional Shares.

          The Company hereby grants to the Underwriters the option to purchase, severally and not jointly, up to an aggregate of 112,500 Additional Shares at the same purchase price per Share to be paid by the Underwriters to the Company for the Firm Shares as set forth in Section 3.1, for the sole purpose of covering over-allotments in the sale of Firm Shares by the Underwriters (the "Over-allotment Option"). If any Additional Shares are to be purchased, each Underwriter agrees, severally and not jointly, to purchase the number of Additional Shares (subject to such adjustments to eliminate fractional shares as the Underwriters may determine) that bears the same proportion to the total number of Firm Shares set forth in Schedule I hereto opposite the name of such Underwriter bears to the total number of Firm Shares. The Over-allotment Option may be exercised at any time, and from time to time, in whole or in part, on or before the thirtieth business day following the Closing Date, by written notice by the Underwriters to the Company. Such notice shall set forth the aggregate number of Additional Shares as to which the Over-allotment Option is being exercised, the number of Additional Shares to be issued, sold and delivered by the Company, and the date and time, as reasonably determined by the Underwriters, when the Additional Shares are to be delivered (such date and time being herein sometimes referred to as the "Additional Closing Date"); provided, however, that the Additional
                                      --------  -------
Closing Date shall not be earlier than the Closing Date or earlier than the second full business day after the date on which the Over-allotment Option shall have been exercised nor later than the eighth full business day after the date on which the Over-allotment Option shall have been exercised (unless such time and date are postponed in accordance with the provisions hereof). Certificates for the Additional Shares shall be registered in such name or names and in such denominations as the Underwriters may request in writing at least two full business days prior to the Additional Closing Date. The Company will permit the Underwriters to examine and package such certificates for delivery at the office of M.A. Schapiro & Co., Inc. at least one full business day prior to the Additional Closing Date.

          Payment and delivery for the Additional Shares shall be made in the same manner as payment and delivery for the Firm Shares or such other manner as may be mutually acceptable. The obligation of the Underwriters to purchase and pay for any of the Additional Shares is subject to the accuracy and completeness (as of the date hereof and as of the Additional Closing Date) of and compliance with the representations and warranties of the Company herein, to the accuracy and completeness of the statements of the Company or its officers made in any certificate or other document to be delivered by the Company pursuant to this Agreement, to the performance by the Company of its obligations hereunder, to the satisfaction by the Company of the conditions set forth in Section 8 hereof as of the date hereof and as of the Additional Closing Date, and to the delivery to the Underwriters of opinions, certificates, letters and other instruments dated the Additional Closing Date substantially similar in scope to those specified in Section 8 hereof, but with such changes as are necessary in order for such documents to relate to the Additional Shares and the Additional Closing Date. The obligation of the Company to sell to the Underwriters the Additional Shares shall be subject to the Underwriters's compliance with their obligations hereunder, including those set forth in Section 9, as of the Closing Date and the Additional Closing Date.

          3.3  Offering.

          It is understood that the Underwriters propose to offer the Shares for sale to the public and initially to offer the Shares upon the terms set forth in the Prospectus.

          3.4  Post-Closing Information.

          The Underwriters covenant that, reasonably promptly after the Closing Date, they will supply the Company with such additional information as the Company may reasonably request to be supplied to the securities commissions of such states in which the Shares have been qualified for sale.

                                   SECTION 4


                     REGISTRATION STATEMENT, PROSPECTUS AND
                     OFFERING OF THE SHARES OF THE COMPANY

          4.1  Delivery of Registration Statements.

          The Company shall deliver to the Underwriters without charge two signed copies of the Registration Statement, including all financial statements and exhibits and schedules filed therewith and any amendments or supplements thereto, and shall deliver without charge to the Underwriters as many conformed copies as the Underwriters shall reasonably request of the Registration Statement and any amendment or supplement thereto, including such financial statements and exhibits and schedules. The signed copies of the Registration Statement so furnished to the Underwriters will include signed copies of any and all consents and certificates of the independent public accountants certifying to the financial statements included in the Registration Statement and Prospectus and signed copies of any and all consents, certificates and opinions of any other persons whose profession give authority to statements made by them and who are named in the Registration Statement or Prospectus as having prepared, certified, reviewed or opined on any part thereof.

          4.2  Delivery of Preliminary Prospectus.

          The Company will deliver to the Underwriters, without charge, prior to the effective date of the Registration Statement, as many copies as the Underwriters may reasonably request of each Preliminary Prospectus filed with the Commission bearing in red ink the statement required by Item 501(c)(8) of the Commission's Regulation S-K. The Company consents to the use of such documents by the Underwriters and by Selected Dealers (as defined below), prior to the effective date of the Registration Statement.

          4.3  Delivery of Prospectus.

          The Company will deliver, at its expense, as many printed copies of the Prospectus as the Underwriters may reasonably request for the purposes contemplated by this Agreement and shall deliver such printed copies of the Prospectus to the Underwriters and the Selected Dealers (as defined below), as directed by the Underwriters, within one business days after the effective date. The Company consents to the use of the Prospectus in accordance with the provisions of the Act and with the securities or blue sky laws of the jurisdictions in which the Shares are offered by the Underwriters and by all dealers to whom Shares may be sold, both in connection with the offering and sale of the Shares and for such period of time thereafter as the Prospectus is required by the Act to be delivered in connection with sales by the Underwriters or a dealer.

          4.4  Further Amendments and Supplements.

          If during such period of time that a Prospectus is required to be delivered under the Act or the Rules and Regulations, any event occurs or any event known to the Company relating to or affecting the Company shall occur as a result of which, in the judgment of the Company or in the opinion of counsel for the Underwriters, the Prospectus as then amended or supplemented could include an untrue statement of a material fact, or omit to state any material fact necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, or if, in the judgment of the Company or in the opinion of counsel for the Underwriters, it might be necessary prior to the Closing Date to amend or supplement the Prospectus to comply with the Act or the Rules and Regulations or any other law, the Company will forthwith notify the Underwriters thereof and prepare and, subject to the provisions of Section
5.1 hereof, file with the Commission such further amendment to the Registration Statement or supplemental or amended Prospectus as may be required and promptly furnish and deliver to the Underwriters and to others whose names and addresses are designated by the Underwriters, all at the cost of the Company, such number of copies of the amended or supplemented Prospectus as requested by the Underwriters which as so amended or supplemented will not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the Prospectus not misleading in the light of the circumstances when it is delivered to a purchaser or prospective purchaser, and which will comply in all respects with the Act and the Rules and Regulations; and in the event the Underwriters are required to deliver a Prospectus or Prospectuses, such additional changes shall be included therein as may be necessary to permit compliance with the requirements of the Act and the Rules and Regulations. In the event that the Prospectus is to be amended or supplemented as provided in this Section 4.4, the Company, if requested by the Underwriters, will promptly make a press release announcing or disclosing the matters to be covered by the proposed amendment or supplement.

          4.5  Selling Group.

          M.A. Schapiro & Co., Inc., on behalf of the Underwriters, may offer to certain dealers (the "Selected Dealers") the opportunity to purchase the Shares from the Underwriters, pursuant to a form of Selected Dealers' Agreement, by which the Underwriters may allow such concession (out of the underwriting discount) as M.A. Schapiro & Co., Inc., on behalf of the Underwriters, may determine, within the limits set forth in the Registration Statement and Prospectus. All such sales of Shares to Selected Dealers shall be determined in the sole discretion of M.A. Schapiro & Co., Inc., on behalf of the Underwriters.

                                   SECTION 5


                            COVENANTS OF THE COMPANY

          The Company covenants and agrees with the Underwriters that:

          5.1  Objection of Underwriters to Amendments or Supplements.

          After the date hereof, the Company will not at any time file any amendment or supplement to the Registration Statement or Prospectus unless and until a copy of such amendment or supplement has been previously furnished to the Underwriters and counsel for the Underwriters within a reasonable time period prior to the proposed filing thereof, or of which the Underwriters or counsel for the Underwriters has objected to, in writing, on the ground that such amendment or supplement is not in compliance with the Act or the Rules and Regulations.

          5.2 Company's Best-Efforts to Cause Registration Statement to Remain Effective.

          The Company will use its best efforts to cause the Registration Statement and any post-effective amendment subsequently filed, to remain effective during such period of time that a Prospectus is required to be delivered under the Act or the Rules and Regulations, and will promptly advise the Underwriters and counsel for the Underwriters, and will confirm such advice in writing (i) when the Registration Statement became effective and when any amendment thereto shall have become effective and when any amendment or supplement to the Prospectus shall be filed with the Commission, (ii) when the Commission shall make a request or suggestion for any amendment to the Registration Statement or the Prospectus or for additional information and the nature and substance thereof, and (iii) of the issuance by the Commission of any order suspending the effectiveness of the Registration Statement pursuant to
Section 8 of the Act or of the initiation of any proceedings for that purpose,
(iv) of the happening of any event which makes any material statement in the Registration Statement or Prospectus untrue or which requires the making of any changes in the Registration Statement or Prospectus in order to make the statements therein not misleading, and (v) of the refusal to qualify or the suspension of the qualification of the Shares for offering or sale in any jurisdiction or the suspension of the quotation of the Common Stock on The Nasdaq National Market, or of the institution of any proceedings for any of such proposes. The Company will promptly use its best efforts to prevent any such refusal to qualify or any such suspension, and to obtain promptly a lifting of any such order, the reversal of any such refusal and the termination of any such suspension.

          5.3  Preparation and Filing of Amendments and Supplements.

          The Company shall prepare the Prospectus in a form approved by the Underwriters and file such Prospectus pursuant to Rule 424(b) under the Act not later than the Commission's close of business on the second business day following the execution of this Agreement or, if applicable, such earlier time as may be required by Rule 424(b) or Rule 430A to avoid the requirement of filing a post-effective amendment. If any event shall occur, or if in the opinion of counsel for the Underwriters any event shall occur, as a result of which it is necessary to amend or supplement the Prospectus in order to make the Prospectus not misleading in light of the circumstances existing at the time it is delivered to a purchaser, the Company will forthwith amend or supplement the Prospectus (in form and substance satisfactory to counsel for the Underwriters) so that, as so amended or supplemented, the Prospectus will not contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein, in light of the circumstances existing at the time the Prospectus is delivered to a purchaser, not misleading.

          5.4  Blue Sky Qualification.

          The Company at its own expense will promptly take such actions, when and as requested by the Underwriters, to qualify the Shares for offering and sale under the securities laws of such states or jurisdictions as the Underwriters may request, and to comply with such laws so as to permit the continuance of sales and dealings therein in such jurisdictions for so long as may be necessary to complete the distribution of the Shares; provided, however,
                                                             --------  -------
the Company shall not be required to consent to jurisdiction in general or qualify as a foreign corporation in any jurisdiction in connection therewith. The Company shall promptly pay all blue sky counsel fees and disbursements as and when billed by counsel for the Underwriters. The Company will also promptly pay all blue sky filing fees, costs and expenses to be undertaken by counsel for the Underwriters as and when billed.

          5.5  Financial Statements and Reports.

          The Company at its own expense will prepare and file promptly all financial statements, reports and definitive proxy statements or information statements required to be filed with the Commission pursuant to Sections 13(a), 13(c), 14 or 15(d) of the Exchange Act or under any applicable state securities laws, for so long as the delivery of a prospectus is required in connection with the offering and sale of the Shares.

          5.6  Reports and Financial Statements to the Underwriters.

          During the period of five years from the Closing Date, the Company will deliver to the Underwriters copies of each annual report of the Company, and will deliver to the Underwriters: (i) as soon as available after the close of each fiscal year of the Company, a financial report of the Company and its subsidiaries, if any, on a consolidated basis, and a similar financial report of all unconsolidated subsidiaries, if any, all such reports to include a balance sheet as of the end of the preceding fiscal year, a statement of income, a statement of cash flows and a statement of stockholders' equity covering such fiscal year, and all to be in reasonable detail and audited by the then independent public accountants for the Company; (ii) as soon as available after the end of each quarter, copies of the consolidated income statement and statement of cash flows for that period, and the balance sheet as of the end of that period of the Company and its subsidiaries, if any, and the income statement, statement of cash flows and the balance sheet of each unconsolidated subsidiary, if any, of the Company for that period, all subject to year-end adjustment, certified by the principal financial or accounting officer of the Company; (iii) copies of all other statements, documents, or other information which the Company shall mail or otherwise make available generally to any class of its security holders, or shall file with the Commission; and (iv) upon request in writing from the

Underwriters, furnish to the Underwriters such other information as may reasonably be requested and which may be properly disclosed to the Underwriters with reference to the property, business and affairs of the Company and its subsidiaries, if any.

          If the Company shall fail to furnish the Underwriters with financial statements as herein provided, within the times specified herein, the Underwriters shall have the right to have such financial statements prepared by independent public accountants of its own choosing and the Company agrees to furnish such independent public accountants such data and assistance and access to such records as they may reasonably require to enable them to prepare such statements and to pay their reasonable fees and expenses in preparing the same. The Underwriters shall provide the Company with 10 days written notice of the exercise of their right to cause independent public accountants to prepare financial statements.

          5.7  Expenses Paid by the Company.

          The Company will pay, whether or not the transaction contemplated hereunder is consummated or this Agreement becomes effective or is terminated, all costs and expenses incident to the performance of its obligations under this Agreement, including all expenses incident to the authorization of the Shares and their issue and delivery to the Underwriters; any original issue taxes in connection therewith; all transfer taxes, if any, incident to the initial sale of the Shares to the public; the fees and expenses of the Company's counsel and accountants; the costs and expenses incident to the preparation, printing, distribution and filing under the Act and with the National Association of Securities Dealers, Inc. (the "NASD") of the Registration Statement, any Preliminary Prospectus and the Prospectus and any amendments or supplements thereto; the cost of printing, reproducing and filing all exhibits to the Registration Statement, this Agreement and the Selected Dealers' Agreement; the cost of printing and furnishing to the Underwriters copies of the Registration Statement and copies of the Preliminary Prospectus and the Prospectus as herein provided; the cost of preparation and printing of the certificates for the Shares and such other instruments required in connection with the offering; the cost and charges of any transfer agent or registrar or dividend agent for the Shares; the cost of "tombstone advertisements" and six (6) bound volumes; the cost of qualifying the Shares under the state securities or blue sky laws, and related expenses, as more fully provided in Section 5.4 herein; and all other costs and expenses incident to the performance of the Company's obligations hereunder and under any Over-allotment Option. It is understood, however, that, except as specifically provided in this Section, Section 3.4, Section 5.4, and
Section 6 hereof, the Underwriters will pay all of their own costs and expenses, including the fees of their counsel, transfer taxes on any resale of Shares by them, and any expenses connected with any offers made by them.

          In addition, if the purchase and sale of the Shares provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 8 hereof is not satisfied, because of any termination pursuant to Section 10 hereof, or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the

Underwriters, the Company will reimburse the Underwriters severally upon demand for all out-of-pocket expenses (including fees and disbursements of counsel) that shall have been incurred by them in connection with the proposed purchase and sale of the Shares.

          5.8  Reports to Stockholders.

          During the period of five years from and after the Closing Date, the Company will, as promptly as possible, not to exceed 120 calendar days after each fiscal year, render and distribute reports to its stockholders which will include audited statements of its operations and cash flows during such period and its balance sheet as of the end of such period, which statements shall be audited in accordance with generally accepted auditing standards by the Company's independent certified public accountants.

          5.9  Section 11(a) Financials.

          The Company will make generally available to its security holders and will deliver to the Underwriters, as soon as practicable, but in any event not later than eighteen months after the effective date of the Registration Statement (as defined in Rule 158(c) under the Act), an earning statement of the Company and its subsidiaries (which need not be audited) complying with Section 11(a) of the Act and the Rules and Regulations relating thereto (including, at the option of the Company, Rule 158).

          5.10  Post-Effective Availability of Prospectus.

          During the period in which the Prospectus is required to be delivered under the Act or the Rules and Regulations, the Company will comply, at its own expense, with all requirements imposed upon it by the Act, as now or hereafter amended, by the Rules and Regulations, as from time to time may be in force, and by any order of the Commission, so far as necessary to permit the continuance of sales or dealing in the Shares.

          5.11  Quotation on The Nasdaq National Market.

          The Company will use its best efforts to promptly cause the Shares to be quoted, subject to notice of issuance, on The Nasdaq National Market and maintained thereon. The Company will file with The Nasdaq National Market all documents and notices required by The Nasdaq National Market of companies that have issued securities quoted on The Nasdaq National Market.

          5.12  Application of Proceeds.

          The Company will apply the net proceeds from the sale of the Shares in the manner set forth in the Registration Statement and Prospectus, as amended or supplemented in the manner set forth herein.

          5.13  Undertaking of the Company.

          The Company hereby agrees that, without the prior written consent of M.A. Schapiro & Co., Inc. on behalf of the Underwriters, it will not, during the period ending 180 days after the date of the Prospectus, (i) offer, pledge, sell, contract to sell (including, without limitation, by means of any short sale or any purchase of an option to sell), sell any contract to purchase, grant an option (other than pursuant to the Company's 1994 Long-term Executive Compensation Program), right or warrant to purchase or otherwise transfer or dispose of, directly or indirectly, any shares of Common Stock, any securities the value of which is determined by reference to the value of the Common Stock or any securities convertible into or exercisable or exchangeable for Common Stock, whether any such transaction is to be settled by delivery of Common Stock or other such securities, in cash or otherwise (other than (A) the Shares to be sold hereunder and (B) any shares of Common Stock issued by the Company upon the exercise of an option or warrant or the conversion of a security outstanding on the date hereof of which the Underwriters have been advised in writing), or (ii) enter into any derivative instrument the value of which is determined by reference to the value of the Common Stock.

          5.14  Undertakings of Certain Shareholders.

          The Company will deliver to the Underwriters, prior to or simultaneously with the execution of this Agreement, the written undertaking of each executive officer and director of the Company, and each person who owns beneficially 5% or more of the Common Stock of the Company (based on the number of shares of Common Stock outstanding prior to the issuance of the Shares) that such person shall not directly or indirectly offer or sell to the public any portion of the shares of Common Stock owned prior to the date of this Agreement for a period of 180 days from the effective date of the Registration Statement without the prior written consent of M.A. Schapiro & Co., Inc., on behalf of the Underwriters.

          5.15  Cooperation With Underwriters' Due Diligence.

          At all times prior to the Closing Date, the Company will cooperate with the Underwriters and their counsel in such investigation as the Underwriters and their counsel may make or cause to be made of all the properties, business and operations of the Company in connection with the purchase and public offering of the Shares, and the Company will make available to the Underwriters and their counsel in connection therewith such information in its possession as the Underwriters or their counsel may reasonably request.

          5.16  Appointment of Transfer Agent.

          The Company has appointed Chemical Bank, as Transfer Agent for the Shares, subject to the consummation of the offering.

          5.17  Compliance With Conditions Precedent.

          The Company will use its best efforts to comply or cause compliance with the conditions precedent to the obligations of the Underwriters set forth in Section 8 hereof.

          5.18  Filing of Form 10-C.

          The Company hereby agrees to file with the Commission and NASD Form 10-C in accordance with the provisions of Rule 13a-17 promulgated under the Exchange Act and to provide a copy of such filing to the Underwriters and their counsel.

          5.19  Document Volumes.

          Within sixty (60) days after the Closing Date, the Company will furnish to the Underwriters, at the Company's expense, six (6) commercially bound document volumes containing all relevant documents and correspondence in connection with the offering and sale of the Shares.

          5.20  Transfer Sheets.

          For a period of 18 months from the effective date, the Company, at its own expense, shall provide, on a weekly basis, the Underwriters with copies of the Company's Daily Transfer Sheets and Depository Trust Company reports.

          5.21  No Manipulation.

          The Company has not taken, nor will it take, directly or indirectly, any action designed to or that might reasonably be expected to cause or result in the stabilization or manipulation of the price of the Common Stock to facilitate the sale or resale of the Shares.

                                   SECTION 6


                                INDEMNIFICATION

          6.1  Indemnification by the Company.

          The Company agrees to indemnify and hold harmless each Underwriter and each person, if any, who controls any Underwriter within the meaning of Section 15 of the Act or Section 20 of the Exchange Act, and the agents of each thereof, and each and all and any of them, jointly and severally, from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or the Exchange Act, under any other statute, at common law or otherwise, and to reimburse each Underwriter and each such controlling person and agent of each thereof for any legal or other expenses (including the cost of any investigation and preparation and the cost of recovering any claim for indemnification under this provision) incurred by them or any of them in connection with any claim or litigation as such expenses are incurred, whether or not resulting in any liability, insofar as such losses, claims, damages, liabilities (or actions in respect thereof), arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or in the Registration Statement or the Prospectus or any amendment or supplement thereto, or any application or other document filed in order to qualify the Shares under the blue sky or securities laws of the states or jurisdictions where filings were made, or any amendment or supplement thereto, or arising out of or based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, or arising out of or based upon the Company's breach of the representation contained in Section 2.4 hereof; provided, however,
                                                              --------  -------
that the Company shall not be liable in any such case to the extent that any such loss, claim, damage, or liability arises out of or is based upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus, the Registration Statement or the Prospectus, or any amendment or supplement thereto, or arises out of or is based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, which statement or omission was made solely in reliance upon and in conformity with written information furnished to the Company by such Underwriter specifically for use in the Registration Statement or Prospectus or any amendment or supplement thereto pursuant to Section 12.4 hereof; and provided, further, that
                                                        --------  -------
the foregoing indemnity agreement with respect to any preliminary prospectus shall not inure to the benefit of any Underwriter from whom the person asserting such losses, claims, damages or liabilities purchases Shares, or any person controlling such Underwriter, if a copy of the Prospectus (as then amended or supplemented if the Company shall have furnished any amendments or supplements thereto) was not sent or given by or on behalf of such Underwriter to such person, if required by law so to have been delivered, at or prior to the written confirmation of the sale of the Shares to such person, and if the Prospectus (as so amended or supplemented) would have cured the defect giving rise to such losses, claims, damages or liabilities. The foregoing indemnification is in addition to any other liabilities that the Company may otherwise have.

          6.2  Indemnification by the Underwriters.

          Each Underwriter, severally and not jointly, agrees to indemnify and hold harmless the Company, each director of the Company and each officer of the Company from and against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act or the Exchange Act, under any other statute, at common law or otherwise, and to reimburse each such person so indemnified for any legal or other expenses (including the cost of any investigation and preparation and the cost of recovering any claim for indemnification under this provision) incurred by it or him in connection with any claim or litigation as such expenses are incurred, whether or not resulting in any liability, insofar as such losses, claims, damages, liabilities (or actions in respect thereof), arise out of or are based solely upon any untrue statement or alleged untrue statement of a material fact contained in any Preliminary Prospectus or in the Registration Statement or the Prospectus or any amendment or supplement thereto, or solely arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, but only to the extent such statement or omission was made solely in reliance upon and in conformity with written information furnished to the Company by such Underwriter specifically for use in the Registration Statement or the Prospectus or any amendment or supplement thereto pursuant to Section 12.4 hereof.

          6.3  Notice of Defense Against Claims.

          Promptly after receipt by an indemnified party under Sections 6.1 or
6.2 above of notice of the commencement of any action, such indemnified party shall, if a claim in respect thereof is to be made against the indemnifying party under such section, notify the indemnifying party in writing of the commencement thereof; but the omission so to notify the indemnifying party shall not relieve it from any liability which it may have to any indemnified party.
In case any such action shall be brought against any indemnified party, and it shall notify the indemnifying party of the commencement thereof, the indemnifying party shall be entitled to participate therein, and, to the extent that it shall wish, jointly with any other indemnifying party similarly notified, to assume the defense thereof, with counsel satisfactory to such indemnified party (who shall not, except with the consent of the indemnified party, be counsel to the indemnifying party). Upon receipt of notice from the indemnifying party, to such indemnified party of its election so to assume the defense thereof, the indemnifying party shall not be liable to such indemnified party under such section for any legal or other expenses subsequently incurred by such indemnified party in connection with the defense thereof other than reasonable costs of investigation.

          6.4  Contribution.

          In order to provide for just and equitable contribution in circumstances in which the indemnification provided for in Sections 6.1 or 6.2 is applicable but for any reason is held to be unavailable from an indemnifying party or insufficient to hold an indemnified party harmless, such indemnifying party shall contribute to the aggregate amount paid or payable by such indemnified party as a result of such losses, claims, or liabilities (including actions in respect thereof and any investigation, legal and other expenses incurred in connection with, and any amount paid in settlement of, any action, suit or proceeding or any claim asserted, but after deducting any contribution received by the Company from persons other than an Underwriter, such as persons who control the Company within the meaning of the Act or the Exchange Act, officers of the Company who signed the Registration Statement and directors of the Company, who may also be liable for contribution), to which an indemnified party is subject in such proportion as is appropriate to reflect the relative benefits received by the Company on the one hand and the Underwriters on the other from the offering of the Shares to which such loss, claim, damage or liability (or action in respect thereof) relates. If, however, the allocation provided by the immediately preceding sentence is not permitted by applicable law, or if the indemnified party failed to give the notice required under
Section 6.3 above, then each indemnifying party shall contribute to such amount paid or payable by such indemnified party in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company on the one hand and the Underwriters on the other in connection with the statements or omissions which resulted in such losses, claims, damages or liabilities (or actions in respect thereof), as well as any other relevant equitable considerations. The relative benefits received by the Company on the one hand and the Underwriters on the other shall be deemed to be in the same proportion as the total net proceeds from the offering contemplated by this Agreement bear to the total underwriting discounts and commissions received by the Underwriters. The relative fault shall be determined by reference to, among other things, whether the untrue or alleged untrue statement of a material fact or the omission or alleged omission to state a material fact relates to information supplied by the Company on the one hand or the Underwriters (in the manner contemplated by Section 6.2 hereof) on the other and the parties' relative intent, knowledge, access to information and opportunity to correct or prevent such statement or omission.

          The Company and the Underwriters agree that it would not be just and equitable if contributions pursuant to this Section 6.4 were determined by pro-rata allocation or by any other method of allocation which does not take account of the equitable considerations referred to above in this Section 6.4. The amount paid or payable by an indemnified party as a result of the losses, claims, damages or liabilities (or actions in respect thereof) referred to above in this Section 6.4 shall be deemed to include any legal or other expenses reasonably incurred by such indemnified party in connection with investigating or defending any such action or claim. Notwithstanding the provisions of this
Section 6.4, the Underwriters shall not be required to contribute an amount in excess of the percentage that the underwriting discount appearing on the cover page of the Prospectus bears to the public offering price of the Shares underwritten by it and distributed to the public. No person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 6.4, each person, if any, who controls any Underwriter within the meaning of the Act or the Exchange Act shall have the same rights to contributions as the Underwriters, and each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the limitations of this Section 6.4.

                                   SECTION 7


                           EFFECTIVENESS OF AGREEMENT

          This Agreement shall become effective at the later of (i) the time of effectiveness on the effective date of the Registration Statement or (ii) the date hereof.

                                   SECTION 8


                  CONDITIONS TO THE UNDERWRITERS' OBLIGATIONS

          The Underwriters' obligations hereunder to purchase the Shares and to make payment to the Company hereunder on the Closing Date shall be subject to the accuracy, as of the Closing Date, of the representations and warranties on the part of the Company herein contained, to the performance by the Company of all its agreements herein contained, to the fulfillment of or compliance by the Company with all covenants and conditions hereof, and to the following additional conditions:

          8.1  Filing of Prospectus.

          The Prospectus shall have been filed with the Commission pursuant to Rule 424(b) within the applicable time period prescribed for such filing under the Rules and Regulations and the Act and in accordance with Section 5.3 hereof. On or prior to the Closing Date or the Additional Closing Date, as the case may be, no stop order suspending the effectiveness of the Registration Statement or any part thereof shall have been issued and no proceeding for that purpose shall have been initiated or threatened by the Commission or be pending; any request for additional information on the part of the Commission (to be included in the Registration Statement or Prospectus or otherwise) shall have been complied with to the satisfaction of the Commission; and neither the Registration Statement nor the Prospectus nor any amendment or supplement thereto shall have been filed to which counsel to the Underwriters shall have objected in writing or had not given its consent. In addition, the NASD shall have indicated that it has no objection to the underwriting arrangements pertaining to the sale of the Shares by the Underwriters and no action shall have been taken by the Commission or the NASD the effect of which would make it improper, at any time prior to the Closing Date or the Additional Closing Date, as the case may be, for any member firm of the NASD to execute transactions (as principal or as agent) in the Shares, and no proceedings for the purpose of taking such action shall have been instituted or shall be pending, or, to the best of the Underwriters' or the Company's knowledge, shall be contemplated by the Commission or the NASD. The Company represents at the date hereof, and shall represent as of the Closing Date and each Additional Closing Date, that it has no knowledge that any such action is in fact contemplated by the Commission or the NASD.

          8.2  Accuracy of Registration Statement.

          No Underwriter shall have disclosed in writing to the Company that the Registration Statement or the Prospectus or any amendment thereof or supplement thereto contains an untrue statement of a fact which, in the opinion of counsel to the Underwriters, is material, or omits to state a fact which, in the opinion of such counsel, is material and is required to be stated therein, or is necessary to make the statements therein not misleading.

          8.3  Regulatory Approvals.

          The Company shall have obtained all regulatory consents and approvals and satisfied all other requirements (including the expiration of any required waiting period) prescribed by law which are necessary to the consummation of the transactions contemplated by the P&A Agreement; provided, however, that no such
                                                --------  -------
approval or consent shall be deemed to have been received if it shall impose any conditions or requirements which would reduce the benefits to the Company or the Bank of the transactions contemplated by the P&A Agreement to such a degree that (i) there could be a material adverse effect on the operations or financial condition of the Company or the Bank, considered as an entire entity, or (ii) in the reasonable judgment of the Underwriters, it would be impracticable or inadvisable to offer and sell the Shares. All such approvals and consents shall be in full force and effect as of the date hereof and the Closing Date.

          8.4  Preferred Stock Offering.

          The Company and M.A. Schapiro & Co., Inc. shall have entered into the underwriting agreement (the "Preferred Stock Underwriting Agreement") relating to the Company's Cumulative Perpetual Preferred Stock, Series A, par value $1.00 per share (the "Preferred Stock") and such Preferred Stock Underwriting Agreement shall be in full force and effect.

          8.5  Casualty and Other Calamity.

          Between the date hereof and the Closing Date, or the Additional Closing Date, as the case may be, the Company and the Bank shall not have sustained any loss on account of fire, explosion, flood, accident, calamity or any other cause, of such character as materially adversely affects its business or properties, considered as an entire entity, whether or not such loss is covered by insurance.

          8.6  Litigation and Other Proceedings.

          Between the date hereof and the Closing Date, there shall be no litigation instituted or threatened against the Company or the Bank and there shall be no proceeding instituted or threatened against the Company or the Bank before or by any federal or state commission, regulatory body or administrative agency or other governmental body, domestic or foreign, wherein an unfavorable ruling, decision or finding could materially adversely affect the business, franchises, licenses, operations or financial condition or income of the Company or the Bank, considered as an entire entity, or the ability of the Company or the Bank to perform its obligations under the P&A Agreement.

          8.7  Lack of Material Change.

          Except as contemplated herein or as set forth in the Registration Statement and Prospectus, during the period subsequent to the date of the last audited balance sheet included in the Registration Statement and prior to the Closing Date or the Additional Closing Date, as the case may be, the Company and the Bank (A) shall have conducted their respective businesses in the usual and ordinary manner as the same was being conducted on the date of the last audited balance sheet included in the Registration Statement, (B) except in the ordinary course of business, the Company and the Bank shall not have incurred any liabilities or obligations (direct or contingent) or disposed of any of its assets, or entered into any material transaction or (C) shall not have suffered or experienced any material adverse change or any development involving a prospective material adverse change in or affecting its general affairs, management or condition, financial or otherwise. At the Closing Date, the capital stock and capital surplus account of the Company shall be substantially the same as the date of the last audited balance sheet included in the Registration Statement, without considering the proceeds from the sale of the Shares.

          8.8  Review by Underwriters' Counsel.

          The authorization of the Shares, the Registration Statement, the Prospectus and all corporate proceedings and other legal matters incident thereto and to this Agreement shall be reasonably satisfactory in all respects to Cadwalader, Wickersham & Taft, counsel to the Underwriters, and such counsel shall have furnished to the Underwriters such opinion or opinions, dated the Closing Date or the Additional Closing Date as the case may be, with respect to the Registration Statement, the Prospectus and other related matters as the Underwriters may reasonably request.

          8.9  Opinion of Company Counsel.

          The Company shall have furnished to the Underwriters the opinion, dated as of the Closing Date or the Additional Closing Date, as the case may be, addressed to the Underwriters from Bond, Schoeneck & King, LLP, counsel to the Company, in form and substance satisfactory to the Underwriters and counsel to the Underwriters and to the effect that based upon a review by it of the Registration Statement, Prospectus, the Company's Certificate of Incorporation, Bylaws, relevant corporate proceedings, and an examination of such statutes and other documents it deems necessary to express such opinion:

                   (i) The Company has been duly incorporated and is validly existing and in good standing under the laws of the State of Delaware, with full corporate power and authority to own and operate its properties and to conduct its business as set forth in the Registration Statement and Prospectus. The Company is qualified or registered as a foreign corporation to transact business and is in good standing in such states in which ownership of its property or its conduct of business requires such qualification or restriction.

                  (ii) The Bank has been duly incorporated and is validly existing and in good standing under the laws of the United States, with full corporate power and authority to own and operate its properties and to conduct its business as set forth in the Registration Statement and Prospectus. The Bank is qualified or registered as a foreign corporation to transact business and is in good standing in such states in which ownership of its property or its conduct of business requires such qualification or registration.

                  (iii) The Company and the Bank had all requisite power and authority to execute, deliver and perform their respective obligations under the P&A Agreement; the execution, delivery and performance by the Company and the Bank of their respective obligations under the P&A Agreement have been duly and validly authorized by all requisite corporate acts of the Company and the Bank and the P&A Agreement constitutes the legal, valid and binding agreement of the Company and the Bank, enforceable against them in accordance with its terms;

                  (iv) The execution and delivery of the P&A Agreement and the consummation of the transactions contemplated thereby, will not conflict with or result in a breach or violation of any of the terms, conditions or provisions of, or constitute a default under, the certificate of incorporation or bylaws of the Company or the Bank, any bond, debenture, note or other evidence of indebtedness or any agreement, indenture, mortgage, deed of trust, lease or other agreement or instrument to which the Company or the Bank is a party or by which the Company or the Bank or any of their respective properties or assets is bound, or any existing law, statute, order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality, agency or body, arbitration tribunal or court, domestic or foreign, having jurisdiction over the Company or the Bank or any of their respective properties or result in the imposition of any lien, charge or encumbrance upon any property or asset of the Company or the Bank.

                (v) All consents, approvals, authorizations, orders, registrations, filings or qualifications of or with any court or governmental body or agency required for the execution and delivery of the Company and the Bank of the performance of their respective obligations under, and the consummation of the transactions contemplated by the P&A Agreement have been obtained or made and are in full force and effect.

                  (vi) The Company has authorized and outstanding capital stock as set forth in the Registration Statement and Prospectus; the outstanding Common Stock of the Company, the Shares, and all the securities and classes and series thereof described in the Registration Statement under the heading "Description of Capital Stock" and elsewhere in the Registration Statement conform to the statements concerning them in the Registration Statement and Prospectus.

                  (vii) All of the outstanding Common Stock of the Company has been duly and validly issued and is fully paid and non-assessable and contains no preemptive rights; all of the outstanding capital stock of the Bank has been duly authorized and validly issued, is fully paid and non-assessable and is owned by the Company free and clear of any mortgage, pledge, lien, encumbrance, claim or equity; the Shares have been duly and validly authorized, and upon issuance thereof and payment therefor in accordance with this Agreement will be duly and validly issued, fully paid and non-assessable, and will not be subject to any preemptive or similar rights (except for share purchase rights for each outstanding share of Common Stock pursuant to a Stockholders Protection

          Rights Plan of the Company, as described in "Description of Capital Stock -- Rights Plan" in the Prospectus).

                  (viii) No consents, approvals, authorizations, orders, registrations or qualifications of any court or other governmental instrumentality are necessary for the valid authorization, issue or sale by the Company of the Shares hereunder, except such as have been obtained under the Act or blue sky or state securities laws.

                  (ix) The Company has all requisite power and authority to execute, deliver and perform its obligations under this Agreement; the execution, delivery and performance by the Company of its obligations under this Agreement have been duly and validly authorized by all requisite corporate acts of the Company and this Agreement constitutes the legal, valid and binding agreement of the Company, enforceable against it in accordance with its terms.

                  (x) The execution and delivery of this agreement and issuance and sale of the Shares will not conflict with or result in a breach or violation of any of the terms, conditions or provisions of, or constitute a default under, the articles of incorporation or bylaws of the Company or the Bank, any bond, debenture, note, or other evidence of indebtedness or any agreement, indenture, mortgage, deed or trust, lease or other agreement or instrument to which the Company or the Bank, is a party or by which the Company or the Bank or any of their respective properties, or assets is bound, or any existing law, statute, order, rule, regulation, writ, injunction, or decree of any government, governmental instrumentality, agency or body, arbitration court or tribunal, domestic or foreign, having jurisdiction over the Company or the Bank or any of their respective properties or result in the imposition of any lien, charge or encumbrance upon any property or asset of the Company or the Bank.

                  (xi) The Company is not an "investment company" within the meaning of the Investment Company Act of 1940, as amended.

                  (xii) the statements (1) in the Prospectus under the captions "Prospectus Summary," "Risk Factors," "The Company," "The Acquisition," "Use of Proceeds," "Capitalization," "Market for Common Stock and Dividends," "Management's Discussion and Analysis of Financial Condition and Results of Operations," "Business," "Management," "Security Ownership of Certain Beneficial Owners and Management," "Certain Regulatory Considerations," "Description of Capital Stock" and "Underwriters" and (2) in the Registration Statement in Items 14 and 15, in each case in so far as such statements constitute summaries of the legal matters, documents or proceedings referred to therein, fairly represent the information called for with respect to such legal matters, documents and proceedings and fairly summarize the matters referred to therein.

                  (xiii) The Registration Statement has become effective under the Act and, to such counsel's actual knowledge, after reasonable investigation, no order suspending the effectiveness of the Registration Statement or the use of any Preliminary Prospectus or Prospectus has been issued and no proceedings for that purpose have been instituted or are pending or threatened by the Commission; based on the information which such counsel developed in the course of the performance of their services for the Company (including their review of material documents and contracts), their examination of the corporate minutes of the Company and other conversations with and certificates from principal executive officers of the Company, such counsel confirms that the Registration Statement and the Prospectus (including the documents incorporated by reference therein), and any amendment or supplement thereto, at the time it became effective, appear on their face to comply as to form to the requirements of the Act and the Rules and Regulations and that such counsel has no reason to believe that either the Registration Statement or the Prospectus (including the documents incorporated by reference therein) or any amendment or supplement thereto, at the time it became effective, contained any untrue statement of a material fact or omitted to state a material fact required to be stated therein or necessary to make the statements therein not misleading in light of the circumstances under which made (except that no opinion need be expressed as to financial statements and financial data contained in the Registration Statement or Prospectus); and to such counsel's actual knowledge, after reasonable investigation, any statutes, regulations, contracts, agreements or other documents that are required to be described in the Registration Statement or Prospectus or to be filed as an exhibit to the Registration Statement have been described or filed as required, and to such counsel's actual knowledge, after reasonable investigation, there are no legal or governmental proceedings pending or threatened to which the Company is subject of such a character required to be disclosed in the Registration Statement or the Prospectus which are not disclosed and properly described therein as required.

                  (xiv) Such counsel does not know of any legal or beneficial owner of any securities of the Company who has any rights, not effectively satisfied or waived, to require registration of any shares of Common Stock in connection with the filing of the Registration Statement.

          As to certain factual matters such as the issuance of stock and receipt of payment therefor, the states in which the Company transacts business, the adoption of resolutions reflected by the Company's minute books and the like, such counsel may rely on the certificates of appropriate public officials and officers of the Company.

          8.10  Auditors' Letters.

          The Underwriters shall have received, on each of the date hereof and the Closing Date, letters dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Coopers & Lybrand L.L.P. and Price Waterhouse LLP, independent Accountants, containing statements and information of the type ordinarily included in accountants' "comfort letters" to underwriters with respect to the financial statements and certain financial information contained in the Registration Statement and the Prospectus.

          8.11  Consultant's Letter.

          The Underwriters shall have received, on each of the date hereof and the Closing Date, a letter dated the date hereof or the Closing Date, as the case may be, in form and substance satisfactory to the Underwriters, from Darling Consulting Group, Inc., consultants to the Company, stating that (i) on the basis of certain indicated procedures and inquiries of the officers of the Company responsible for financial and accounting matters and on the basis of such consultant's expertise and experience in asset/liability consulting, in their opinion, the statements, dollar amounts, percentages and other financial information contained in the Prospectus under the headings "The Acquisition -- Reasons for the Acquisition", "The Acquisition -- Impact of the Acquisition on Operating Performance" and "The Acquisition -- Impact of the Acquisition on Operating Performance Assuming Intended Potential Disposition" represent a reasonable estimate and judgment as to the future financial performance of the Company based on the assumptions disclosed in the Prospectus under such headings, which assumptions are a reasonable estimate of the events, contingencies and circumstances described therein, (ii) they have compared certain dollar amounts, percentages and other financial information contained in the Prospectus under the headings "The Acquisition -- Reasons for the Acquisition," "The Acquisition -- Impact of the Acquisition on Operating Performance" and "The Acquisition -- Impact of the Acquisition on Operating Performance Assuming Intended Potential Disposition" and found such amounts, percentages and other financial information to be in agreement with the financial analysis of the Company prepared by such consultant, and (iii) they are not aware of any event or occurrence which could cause a material change in such consultant's view of the likelihood of achievement of the statements made under the headings referred to in clauses (i) and (ii) above or the reasonableness of the assumptions underlying such statements.

          The letter required by this Section shall also cover such other matters as the Underwriters shall reasonably request.

          8.12  Officer's Certificate.

          The Company shall have furnished to the Underwriters a certificate of the President and the Chief Financial Officer of the Company, dated as of the Closing Date and the Additional Closing Date, as the case may be, to the effect that:

                  (i) The representations and warranties of the Company in this Agreement are true and correct at and as of such date, and the Company has complied with all the agreements and has satisfied all the conditions on its part to be performed or satisfied at or prior to such date;

                  (ii) The Registration Statement has become effective and no order suspending the effectiveness of the Registration Statement has been issued and no proceeding relating to the foregoing has been initiated or is threatened by the Commission;

                  (iii) The respective signers of the certificate have each carefully examined the Registration Statement and Prospectus and any amendments and supplements thereto, and the Prospectus and any amendments and supplements thereto contain all statements required to be stated therein, and neither the Registration Statement nor Prospectus nor any amendment or supplement thereto includes any untrue statement of a material fact or omits to state any material fact required to be stated therein or necessary to make the statements therein not misleading and, since the effective date of the Registration Statement, there has occurred no event required to be set forth in a supplemented Prospectus which has not been so set forth; and

                  (iv) Except as set forth in the Registration Statement and Prospectus, since the date of the latest audited financial statements in the Registration Statement and Prospectus and on or prior to the date of such certificate, there has not been any materially adverse change, financial or otherwise, in the affairs or condition of the Company, the Company has not incurred any material liabilities, direct or contingent, or entered into any transaction, otherwise than in the ordinary course of business.

          Such certificate shall also cover such other matters as the Underwriters may reasonably request.

          8.13  Delivery of Documents.

          The Company shall have furnished to the Underwriters true and correct copies of the Certificate of Incorporation of the Company and all amendments thereto, the Bylaws of the Company and of the minutes of all meetings of the directors and shareholders of the Company held prior to the Closing Date which in any way relate to the subject matter of this Agreement; and such other documents or certificate as counsel to the Underwriters may reasonably request.

          8.14  Tender of Delivery of Shares.

          All the Shares being purchased from the Company by the Underwriters shall be tendered for delivery in accordance with the terms and provisions of this Agreement.

          8.15  Blue Sky Qualification.

          The Shares shall be qualified in such states and jurisdictions as the Underwriters may reasonably request pursuant to Section 5.4, and each such qualification shall be in effect and not subject to any stop order or other proceeding on the Closing Date or the Additional Closing Date, as the case may be.

          8.16  Approval of Underwriters' Counsel.

          All opinions, letters, certificates and evidence mentioned above or elsewhere in this Agreement shall be deemed to be in compliance with the provisions hereof only if in form and substance satisfactory to counsel to the Underwriters. A draft of such documents shall be provided to such counsel at least two business days prior to the Closing Date and the Additional Closing Date, as the case may be.

          8.17  Officers' Certificate as a Company Representation.

          Any certificate signed by an officer of the Company and delivered to the Underwriters or to counsel for the Underwriters will be deemed a representation and warranty by the Company to the Underwriters as to the statements made therein.

          8.18  Restriction on Sale of Securities.

          Certain of the Company's current stockholders, officers and directors shall have agreed with the Underwriters not to sell or otherwise dispose of any of their shares of Common Stock owned directly or indirectly by them prior to this offering for a period of 180 days after the effective date of the Registration Statement without the prior written consent of M.A. Schapiro & Co., Inc. on behalf of the Underwriters, all as contemplated by Section 5.14 hereof.

                                   SECTION 9


                    CONDITIONS TO THE COMPANY'S OBLIGATIONS

          The Company's obligations hereunder to sell and deliver the Shares to the Underwriters on the Closing Date shall be subject to the accuracy, as of the Closing Date, of the representations and warranties on the part of the Underwriters herein contained, to the performance by the Underwriters of all their agreements herein contained and to the fulfillment of or compliance by the Underwriters with all covenants and conditions hereof applicable to them.

                                   SECTION 10


                                  TERMINATION

          10.1  Termination Because of Non-Compliance.

          This Agreement may be terminated by the Underwriters by notice to the Company in the event that the Company shall have failed or been unable to comply with any of the terms, conditions or provisions of this Agreement on the part of the Company to be performed, complied with or fulfilled (including but not limited to those specified in Sections 2, 3, 4, 5 and 8 hereof) within the respective times herein provided for, unless compliance therewith or performance or satisfaction thereof shall have been expressly waived by the Underwriters in writing.

          10.2  Termination.

          This Agreement may be terminated at any time at or prior to the Closing Date or any Additional Closing Date, as the case may be, by written notice given by the Underwriters to the Company as herein set forth at or prior to such Closing Date or any Additional Closing Date, as the case may be, if after the date hereof and at or prior to such time:

                  (i) an outbreak or escalation of armed hostilities or other national or international calamity or crisis between or involving the United States or any foreign power or Act of God or any change in financial markets shall have occurred which has a material adverse impact on the Company's operations or financial condition or which in the reasonable judgment of the Underwriters could render it impracticable or inadvisable to offer and sell the Shares;

                  (ii) the Company or the Bank shall have sustained a loss on account of fire, flood, accident, or other calamity of such a character as to interfere with the continuous operation of the Company's or the Bank's business and which materially and adversely affects the financial position or the business of the Company or the Bank, regardless of whether or not such loss shall have been insured;

                  (iii) there shall have been, since the respective dates as of which information is given in the Registration Statement and the Prospectus, any material adverse change in or affecting the condition (financial or other) of the Company not described in the Prospectus, or any material adverse change in the earnings, operations, management or business prospects of the Company, whether or not arising in the ordinary course of business;

                  (iv) an action, suit or proceeding shall be threatened or pending, at law or in equity, against the Company or the Bank, by any federal, state or other commission, board or agency, which is not disclosed in the Prospectus and in which an unfavorable result or decision could materially adversely affect the business, prospects, property, financial condition or income or earnings of the Company or the Bank, or the ability of the Company or the Bank to perform their respective obligations under the P&A Agreement;

                  (v) trading in securities generally on the New York Stock Exchange, the American Stock Exchange, the Nasdaq National Market, the Chicago Board of Options Exchange, the Chicago Mercantile Exchange or the Chicago Board of Trade shall have been suspended or materially limited;

                  (vi) trading of any of the securities of the Company shall have been suspended on any exchange or in any over-the-counter market;

                  (vii) a moratorium on commercial banking activities in New York shall have been declared by any State or Federal authority or a moratorium in foreign exchange trading shall have been declared;

                  (viii) the enactment, publication, decree or other promulgation of any federal or state (domestic or foreign) statute, regulation, rule or order of any court or other governmental authority which in the Underwriters's sole judgment materially and adversely affects or could materially and adversely affect the business, operations or prospects of the Company or the Bank; or

                  (xi) the Company shall have breached or otherwise failed to perform or failed to comply with its obligations under the Preferred Stock Underwriting Agreement.

          The Company agrees and acknowledges that the Underwriters shall be the sole determining party as to the presence of any such condition, event or occurrence and as to its materiality, which determination shall be made in the reasonable judgment of the Underwriters.

          10.3  Effect of Termination Hereunder.

          Any termination of this Agreement pursuant to the occurrence of any of the events specified in Sections 10.1 or 10.2 hereof shall be without liability of any character (including, but not limited to, loss of anticipated profits or consequential damages) on the part of any party hereto, except that the Company shall remain obligated to pay the costs and expenses, losses, claims, damages and liabilities provided to be paid by it specified in Section 5.7 and Section 6 and the Underwriters shall remain liable to pay the costs and expenses, losses, claims, damages and liabilities provided to be paid by it specified in Section 6.

                                   SECTION 11


                                    NOTICES

          Except as otherwise expressly provided in this Agreement:

          11.1  Notice to the Company.

          Whenever notice is required by the provisions of this Agreement to be given to the Company such notice shall be considered given one (1) business day after having been sent by Federal Express or similar reliable overnight delivery courier, or upon delivery by hand, or by facsimile transmission and addressed to the Company as follows:

                              Community Bank System, Inc.
                              5790 Widewaters Parkway
                              DeWitt, New York 13214
                              Attn: Sanford A. Belden
                                     President and Chief Executive Officer
                              Tel: (315) 445-2282
                              Fax: (315) 445-2997

          with a copy to:

                              Bond, Schoeneck & King, LLP
                              One Lincoln Center
                              Syracuse, New York 13202
                              Attn: George J. Getman, Esq.
                              Tel: (315) 422-0121
                              Fax: (315) 422-3598

          11.2  Notice to the Underwriters.

          Whenever notice is required by the provisions of this Agreement to be given to the Underwriters such notice shall be considered given, one (1) business day after having been sent by Federal Express or similar reliable overnight delivery courier, or upon delivery by hand, or by facsimile transmission and addressed to the Underwriters as follows:

                              M.A. Schapiro & Co., Inc.
                              First Albany Corporation
                              c/o M.A. Schapiro & Co., Inc.
                              One Chase Manhattan Plaza
                              New York, New York 10005
                              Attn: Richard J. Kelly
                                     Vice President and Director of
                                     Investment Banking
                              Tel: (212) 530-7509
                              Fax: (212) 480-9122

                    with a copy to:

                              Cadwalader, Wickersham & Taft
                              100 Maiden Lane
                              New York, New York 10038
                              Attn:  Lawrence A. Larose, Esq.
                              Tel: (212) 504-6000
                              Fax: (212) 504-6666

                                   SECTION 12


                                 MISCELLANEOUS

          12.1  Benefit.

          This Agreement is made solely for the benefit of the Underwriters, the Company, their respective officers and directors and any controlling person referred to in Section 15 of the Act or Section 20 of the Exchange Act, and their respective successors and assigns, and no other person shall acquire or have any right under or by virtue of this Agreement. The term "successor" or the term "successors and assigns" as used in this Agreement shall not include any purchaser, as such, of the Shares.

          12.2  Survival.

          The respective indemnities, agreements, representations, warranties, covenants and other statements of the Company and the Underwriters and of their respective officers and directors as set forth in or made pursuant to this Agreement and the indemnity agreements contained in Section 6 hereof shall survive and remain in full force and effect, regardless of (i) any investigation made by or on behalf of the Company or the Underwriters or any such officer or director thereof or any controlling person of the Company or the Underwriters,
(ii) delivery of or payment for the Shares and (iii) the Closing Date or any Additional Closing Date, as the case may be.

          12.3  Governing Law.

          THE VALIDITY, INTERPRETATION AND CONSTRUCTION OF THIS AGREEMENT AND OF EACH PART HEREOF WILL BE GOVERNED BY THE LAWS OF THE STATE OF NEW YORK, WITHOUT REGARD TO PRINCIPLES OF CONFLICT OF LAWS.

          12.4  Underwriters' Information.

          The statements set forth in the last paragraph on the cover page of the Prospectus and under the caption "Underwriting" in the Prospectus, except for the statements made under such caption relating to agreements with respect to sales or dispositions of Common Stock or other securities by any party other than the Underwriters, constitute the only written information furnished by or on behalf of the Underwriters referred to in Section 2.2 hereof, in Section 6.1 hereof and Section 6.2 hereof.

          12.5  Counterparts.

          This Agreement may be executed in any number of counterparts, each of which may be deemed an original and all of which together will constitute one and the same instrument.

          Please confirm that the foregoing correctly sets forth the Agreement between you and the Company.

                              Very truly yours,

                              COMMUNITY BANK SYSTEM, INC.

                              By:
                                 -------------------------------------
                                 Sanford A. Belden
                                 President and Chief Executive Officer

          WE HEREBY CONFIRM AS OF THE DATE HEREOF THAT THE ABOVE LETTER SETS FORTH THE AGREEMENT BETWEEN THE COMPANY AND US.

                              M.A. SCHAPIRO & CO., INC.

                              By:
                                 --------------------------------------
                                 Richard J. Kelly
                                 Director of Investment Banking

                              FIRST ALBANY CORPORATION

                              By:
                                 ---------------------------------------
                                 Michael S. Burd
                                 Senior Vice President

                                   Schedule I
                                   ----------


                                  Underwriters
                                  ------------

                             Number of Firm
                              Shares to be
Underwriter                    Purchased
- -----------                  --------------

M.A. Schapiro & Co., Inc.
First Albany Corporation
                              -----------
      Total Firm Shares...
                              ===========